UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2006

VIASYS HEALTHCARE INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16121	04-3505871
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

227 Washington Street, Suite 200
Conshohocken, Pennsylvania		19428
(Address of Principal Executive Offices)		(Zip Code)

(610) 862-0800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                           Entry into a Material Definitive Agreement

Effective as of May 26, 2006, the Company entered into amended and restated employment agreements (the “Employment Agreements”) with each of the following executive officers of the company: Martin P. Galvan, Executive Vice President, Chief Financial Officer and Director, Investor Relations; Matthew M. Bennett, Executive Vice President, General Counsel and Business Development;  Lori J. Cross, Executive Vice President and Group President, NeuroCare; Edward Pulwer, Executive Vice President and Group President, Respiratory Care; Giulio Perillo, Senior Vice President and Group President, Orthopedics; John F. Imperato, Senior Vice President, Business Operations; Thomas I. Kuhn, Senior Vice President and Group President, MedSystems; and Gregory G. Martin, Group President, Customer Care and Information Technology.  In addition, also effective as of May 26, 2006, the Company entered into Change in Control Executive Retention Agreements (the “Retention Agreements”) with Scott Hurley, Vice President and Corporate Controller; and Wesley N. Riemer, Vice President and Corporate Treasurer.

The Employment Agreements set forth the basic terms of employment for each executive officer, including base salary, bonus and benefits to which each executive officer is entitled during the term of employment and in the event that employment is terminated for various reasons. Each executive officer’s annual base salary as defined in his or her respective Employment Agreement is as follows: Mr. Galvan: $320,000; Mr. Bennett: $270,000; Ms. Cross: $305,000; Mr. Pulwer: $330,000; Mr. Perillo $275,000; Mr. Imperato $275,000; Mr. Kuhn $224,000; and Mr. Martin $285,000. The Employment Agreements and the Retention Agreements are described in further detail below.

Employment Agreements with Messrs. Bennett and Galvan

The Employment Agreements with Messrs. Bennett and Galvan provide for two-year terms and each term automatically renews for successive two-year terms unless written notice is given by either party at least 90 days prior to the expiration of the applicable term.

Under their Employment Agreements, Messrs. Bennett and Galvan are each eligible for certain annual cash incentive bonuses and other benefits and shall each participate in (i) the Company’s annual cash incentive program with target bonus of 50% of his base salary for Mr. Bennett and 60% of his base salary for Mr. Galvan, or such other higher amounts as may be determined by the Board, and (ii) any other incentive programs established by the Company for its senior level executives. The Board has similar discretion with respect to any prorated annual bonuses granted in the event of termination due to death, disability, termination by Messrs. Bennett or Galvan for good reason or non-renewal of employment by the Company.

Benefits Provided Upon Termination of Employment

Each of the Employment Agreements with Messrs. Bennett and Galvan also provide for certain benefits in the event of termination of employment. In the event that employment is terminated due to death or permanent disability, each equity grant held by Messrs. Bennett or Galvan shall immediately vest and, to the extent subject to an exercise period, shall remain exercisable for one year (but not beyond the expiration of the otherwise applicable exercise period), and Messrs. Bennett and Galvan or his estate, as the case may be, would each be entitled to receive his prorated annual cash incentive bonus and a lump sum payment of his base salary through the date of his death or the long-term disability program elimination period, as the case may be.

In the event that employment is terminated due to disability, Messrs. Bennett and Galvan would each also be entitled to receive disability benefits in accordance with any long-term disability program then in effect for the Company’s senior executives and, at the Company’s expense, continuing medical and dental coverage for up to 18 months.

In the event that Messrs. Bennett or Galvan terminate employment for good reason, as defined in each of Messrs. Bennett’s or Galvan’s Employment Agreements, or employment is terminated by the Company without cause, each equity grant held by Messrs. Bennett or Galvan shall immediately vest and, to the extent subject to an exercise period, shall remain exercisable for a period of one year after the 31st day following receipt of a notice of termination for good reason or without cause by the Company or the executive (but not beyond the expiration of the otherwise applicable exercise period). In addition, each of Messrs. Bennett and Galvan would be entitled to: his prorated annual cash incentive bonus; a lump sum payment of his base salary through the 31st day following receipt of a notice of termination for good reason or without cause by the Company or the executive; and a lump sum payment in an amount equal to 150% of the sum of (i) his annual base salary then in effect and (ii) his most recent short and long term cash incentive bonus. Each of Messrs. Bennett and Galvan would also be entitled, at the Company’s expense, to outplacement services of up to $20,000 (or cash in lieu thereof), and continuing medical and dental coverage for up to 18 months at the Company’s expense.

In the event that Messrs. Bennett or Galvan terminate employment for any reason other than death, disability, good reason, the expiration of the current employment term, written notice of non-renewal of employment, or in connection with a change in control or the Company terminates his employment for cause, each equity grant held by him that has vested prior to or on either the 31st day following receipt by the Company of a notice of termination from Messrs. Bennett or Galvan without good reason or the 31st day following receipt by Messrs. Bennett or Galvan of a notice of termination from the Company for cause, to the extent subject to an exercise period, shall remain exercisable for a period of 90 days (but not beyond the expiration of the otherwise applicable exercise period). Any equity grant that has not vested as of the 31st day following receipt by the Company of a notice of termination from Messrs. Bennett or Galvan without good reason or the 31st day following receipt by Messrs. Bennett or Galvan of a notice of termination from the Company for cause shall immediately cease to vest and shall be cancelled. In addition, each of Messrs. Bennett and Galvan would be entitled to receive a lump sum payment of his base salary through the 31st day following receipt by the Company of a notice of termination from Messrs. Bennett or Galvan without good reason or the 31st day following receipt by Messrs. Bennett or Galvan of a notice of termination from the Company for cause, but would not be entitled to any additional benefits, severance or other compensation.

In the event that employment is terminated due to non-renewal of employment by the Company, each of Messrs. Bennett and Galvan would be entitled to receive a lump sum payment of 50% of his base salary; a lump sum payment of his base salary through the last day of the remaining employment term; his prorated annual cash incentive bonus; and continuing medical and dental coverage for up to 12 months at the Company’s expense.

Benefits Provided Upon a Change in Control

If a change in control, as defined in each of Messrs. Bennett’s or Galvan’s Employment Agreement, occurs and either such executive’s employment is terminated by the executive for good reason or by the Company without cause within the 18 month period following a change in control, Messrs. Bennett or Galvan each shall be entitled to a lump sum payment of the following: his base salary through the 31st day following receipt of a notice of termination for good reason or without cause by the Company or the executive ; his annual bonus paid for the most recently completed fiscal year prorated through the 31st day following receipt of a notice of termination for good reason or without cause by the Company or the executive ; the amount of any compensation previously deferred, with accrued interest or earnings, and accrued vacation pay; 150% of the sum of his highest annual base salary and bonus in any rolling 12-month period during the five-year period prior to the change in control; and any other amounts or benefits required to be paid under any plan, program, policy or agreement of the Company. In addition, at the Company’s expense, Messrs. Bennett and Galvan shall each be entitled to receive outplacement services of up to $20,000 (or cash in lieu thereof), continuing medical and dental coverage for a period of up to 18 months and, for purposes of determining eligibility of Messrs. Bennett and Galvan for retiree benefits, shall each be considered as employees for a period of three years following the 31st day following receipt of a notice of termination for good reason or without cause by the Company or the executive.

In the event of a change in control, each equity grant held by each of Messrs. Bennett and Galvan that has not already vested shall immediately vest and, to the extent subject to an exercise period, shall remain exercisable until the later of the date that is specified in the Employment Agreement based on the reason for such termination or the date specified in the relevant equity compensation plan or equity grant instrument; provided, however, that the accelerated vesting shall not be contingent upon the termination of such executive’s employment with the Company.

Other Termination Provisions

Messrs. Bennett or Galvan or his estate, as the case may be, shall also be entitled to the balance of any incentive awards, expense reimbursements, and other benefits, if any, in accordance with the plans, programs, contracts or agreements he has with the Company. To the fullest extent permitted by applicable law, the Company’s obligation to pay or provide benefits to Messrs. Bennett or Galvan under his respective Employment Agreement shall be conditioned upon his execution of a general release in favor of the Company.  During employment and for a period of one year following termination of employment for any reason, Messrs. Bennett and Galvan have each agreed not to compete with the Company or solicit its employees or customers.

Employment Agreements with Messrs. Pulwer, Perillo, Imperato, Kuhn and Martin and Ms. Lori J. Cross

Each of the Employment Agreements with Messrs. Pulwer, Perillo, Imperato, Kuhn and Martin and Ms. Cross provides for a two-year term that automatically renews for successive two-year terms unless written notice is given by either party at least 90 days prior to the expiration of any term.

Under their Employment Agreements, Messrs. Pulwer, Perillo, Imperato, Kuhn and Martin and Ms. Cross shall each participate in (i) the Company’s management incentive plan with target bonuses of 50%, or such other amounts as may be determined by the Board or the appropriate committee or individual, and (ii) any other incentive programs established by the Company for its senior level executives.

Benefits Provided Upon Termination of Employment

Each of the Employment Agreements with Messrs. Pulwer, Perillo, Imperato, Kuhn and Martin and Ms. Cross, respectively, provide for certain benefits in the event of termination of employment. In the event that employment is terminated due to death or disability, each equity grant held by Messrs. Pulwer, Perillo, Imperato, Kuhn or Martin or Ms. Cross shall immediately vest and to the extent subject to an exercise period, shall remain exercisable for one year (but not beyond the expiration of the otherwise applicable exercise period), and each of Messrs. Pulwer, Perillo, Imperato, Kuhn or Martin or Ms. Cross or his or her estate, as the case may be, would be entitled to receive the following: his or her prorated annual cash incentive bonus and a lump sum payment of his or her base salary through the date of his or her death or through the end of the long-term disability program elimination period, as the case may be. In the event that employment is terminated due to disability, each of Messrs. Pulwer, Perillo, Imperato, Kuhn and Martin and Ms. Cross also would be entitled to receive disability benefits in accordance with any long-term disability program then in effect for comparable executives.

In the event that Messrs. Pulwer, Perillo, Imperato, Kuhn or Martin or Ms. Cross terminates his or her employment for any reason other than death, disability, the expiration of the current employment term or written notice of non-renewal of employment, or the Company terminates his or her employment for cause, each equity grant held by him or her that has vested prior to or on the 30th day following receipt by the Company of a notice of termination of employment from Messrs. Pulwer, Perillo, Imperato, Kuhn or Martin or Ms. Cross or the day he or she receives a notice of termination from the Company, as applicable, to the extent subject to an exercise period, shall remain exercisable for a period of 90 days (but not beyond the expiration of the otherwise applicable exercise period). Any equity grant that has not vested as of the 30th day following receipt by the Company of a notice of termination of employment from Messrs. Pulwer, Perillo, Imperato, Kuhn or Martin or Ms. Cross or the day he or she receives a notice of termination from the Company, as applicable, shall immediately cease to vest and shall be cancelled. In addition, Messrs. Pulwer, Perillo, Imperato, Kuhn or Martin or Ms. Cross would each be entitled to receive a lump sum payment of his or her base salary through the 30th day following receipt by the Company of a notice of termination of employment from Messrs. Pulwer, Perillo, Imperato, Kuhn or Martin or Ms. Cross or the day he or she receives a notice of termination from the Company, as applicable, but would not be entitled to any benefits, severance or other compensation.

In the event that employment is terminated by the Company without cause, each equity grant held by Messrs. Pulwer, Perillo, Imperato, Kuhn or Martin or Ms. Cross that has vested prior to or on the 30th day following receipt by Messrs. Pulwer or Perillo or Ms. Cross of a notice of termination without cause from the Company, to the extent subject to an exercise period, shall remain exercisable for a period of 90 days after the 30th day following receipt by Messrs. Pulwer, Perillo, Imperato, Kuhn or Martin or Ms. Cross of a notice of termination without cause from the Company (but not beyond the expiration of the otherwise applicable exercise period). Any equity grant that has not vested as of the 30th day following receipt by Messrs. Pulwer, Perillo, Imperato, Kuhn or Martin or Ms. Cross of a notice of termination without cause from the Company shall immediately cease to vest and shall be cancelled. In addition, Messrs. Pulwer, Perillo, Imperato, Kuhn or Martin or Ms. Cross would be entitled to receive a lump sum payment of his or her base salary through the 30th day following receipt by Messrs. Pulwer, Perillo, Imperato, Kuhn or Martin or Ms. Cross of a notice of termination without cause from the Company, a lump sum payment equal to the sum of his or her base salary and the most recent cash incentive bonus paid or the target bonus available under the Company’s management incentive plan then in existence, whichever is higher, and continued medical and dental coverage for up to twelve months at the Company’s expense.

In the event that employment is terminated due to non-renewal by the Company, each of Messrs. Pulwer, Perillo, Imperato, Kuhn and Martin and Ms. Cross would be entitled to receive a lump sum payment of his or her unpaid base salary through the last day of the remaining employment term; his or her prorated annual cash incentive bonus; and, at the Company’s discretion and in a lump sum payment, either three months of his or her base salary and continued medical and dental coverage for up to three months at the Company’s expense, if the Company requests that he or she discontinue employment for the remainder of the term; or six months of his or her base salary and continued medical and dental coverage for up to six months at the Company’s expense if the Company requests that he or she continue to serve for the remainder of the term, subject to the Company’s right to terminate for cause.

Benefits Provided Upon a Change in Control

If employment is terminated due to non-renewal of employment by the Company following a change in control, as defined in each of Messrs. Pulwer’s, Perillo’s, Imperato’s, Kuhn’s and Martin’s and Ms. Cross’ respective Employment Agreements, but only upon expiration of the initial employment term or renewal period in which a change of control occurs, each of Messrs. Pulwer, Perillo, Imperato, Kuhn and Martin and Ms. Cross would be entitled to receive the benefits granted in the case of termination without cause rather than non-renewal benefits and the termination date through which benefits would be paid would be the last day of the remaining employment term. In addition, the equity grants held by each of Messrs. Pulwer, Perillo, Imperato, Kuhn and Martin and Ms. Cross shall be treated in accordance with the Company’s Equity Incentive Plan, his or her stock option agreement and the Employment Agreement. In the event that the employment of Messrs. Pulwer, Perillo, Imperato, Kuhn or Martin or Ms. Cross is terminated within 12 months following a change in control, he or she would be entitled to the greater of the benefits under either his or her employment agreement based on the reason for such termination or the change of control plan sponsored by the Company at such time, if any, but would not be eligible for benefits provided under both.

Other Termination Provisions

In the case of any of the foregoing terminations, to the extent not previously paid or provided or otherwise contrary to the terms and conditions of his or her employment agreement, each of Messrs. Pulwer, Perillo, Imperato, Kuhn and Martin and Ms. Cross or his or her estate, as the case may be, shall also be entitled to the balance of any incentive awards, expense reimbursements, and other benefits, if any, in accordance with the plans, programs, contracts or agreements he or she has with the Company. Additional benefits not unconditionally due under applicable law, with respect to any of the foregoing terminations, shall be conditioned upon the execution of a general release within 10 days of the applicable termination date. During employment, and for a period of one year following termination of employment, for any reason, Messrs. Pulwer, Perillo, Imperato, Kuhn and Martin and Ms. Cross have each agreed not to compete with the Company or solicit its employees or customers. However, in the case of Mr. Pulwer, such restrictions shall not apply to certain post-termination activity that occurs in California and in the case of Ms. Cross, such restrictions shall not apply to activities that compete with the Company generally but not with the NeuroCare division of the Company in particular.

Retention Agreements with Messrs. Hurley and Riemer

The Retention Agreements with Messrs. Hurley and Riemer provide for certain benefits in the event of termination of employment following a change in control, as defined in each of the Retention Agreements.  If employment is terminated without Cause, as defined in the Retention Agreements, upon or within twelve months following a change in control, then each of Messrs. Hurley and Riemer would be entitled to receive the following:  an amount equal to the sum of (i) his annual base salary then in effect and (ii) his target bonus under the Company’s Management Incentive Plan for the year of termination; and continuing medical and dental coverage for up to 12 months at the Company’s expense.  In addition, to the extent not previously paid or provided, Messrs. Hurley and Riemer shall also be entitled to the balance of any incentive awards, expense reimbursements, and other benefits, if any, in accordance with the plans, programs, contracts or agreements he has with the Company.  The equity grants held by Messrs. Hurley and Riemer shall be treated in accordance with the Company’s Equity Incentive Plan or other relevant equity compensation plan or any associated stock option agreement.  The receipt of any of the foregoing payments by Messrs. Hurley or Riemer shall be conditioned upon the execution of a general release within 10 days of his termination date.

Copies of each of the Employment Agreements and the Retention Agreements are attached hereto as Exhibits 10.1 through 10.10, and are incorporated herein by reference.

Item 9.01                             Financial Statements and Exhibits

(c)     Exhibits:

10.1	Amended and Restated Employment Agreement, dated as of May 26, 2006, by and among Martin P. Galvan and VIASYS Healthcare Inc.

10.2	Amended and Restated Employment Agreement, dated as of May 26, 2006, by and among Matthew M. Bennett and VIASYS Healthcare Inc.

10.3	Amended and Restated Employment Agreement, dated as of May 26, 2006, by and among Lori J. Cross and VIASYS Healthcare Inc.

10.4	Amended and Restated Employment Agreement, dated as of May 26, 2006, by and among Edward Pulwer and VIASYS Healthcare Inc.

10.5	Amended and Restated Employment Agreement, dated as of May

26, 2006, by and among Giulio Perillo and VIASYS Healthcare Inc.

10.6	Amended and Restated Employment Agreement, dated as of May 26, 2006, by and among John F. Imperato and VIASYS Healthcare Inc.

10.7	Amended and Restated Employment Agreement, dated as of May 26, 2006, by and among Thomas I. Kuhn and VIASYS Healthcare Inc.

10.8	Amended and Restated Employment Agreement, dated as of May 26, 2006, by and among Gregory G. Martin and VIASYS Healthcare Inc.

10.9	Change in Control Executive Retention Agreement, dated as of May 26, 2006, by and between Scott Hurley and VIASYS Healthcare Inc.

10.10	Change in Control Executive Retention Agreement, dated as of May 26, 2006, by and between Wesley N. Riemer and VIASYS Healthcare Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYS HEALTHCARE INC.
(Registrant)
Date: June 2, 2006

	By:	/s/ Martin P. Galvan
		Name:	Martin P. Galvan
		Title:	Executive Vice President, Chief Financial Officer, Director of Investor Relations